Exhibit 10(q)
Solutia Inc. Non-Employee Director Deferral Plan
2009 Deferral Election Form
Please type or print clearly using black or blue ink. You should complete and return this form in the enclosed envelope to Solutia Inc. by December 15, 2008.

Information About You

Name:
Address:
Social Security Number:	Daytime Phone ( )
Date of Birth:
Instruction
Please make your elections carefull.
•	The deferral election made on this form will apply to the compensation paid in 2009.
•	You may defer up to 100% of your 2009 compensation and 100% of any restricted stock units granted in 2009.
•	You may elect to have your deferred compensation credited with either the return on company stock or the Prime Rate.
•	All deferrals of restricted stock units will be invested in Solutia stock.
1. Amount of Deferral
•	You may defer up to 100% of your 2009 retainer compensation and 100% of any restricted stock units granted in 2009.
☐	I elect to defer _____% (in whole %) of my 2009 retainer compensation into the Solutia Inc. Non-Employee Director Deferred Compensation Plan.
☐	I elect to defer 100% of any restricted stock units granted in 2009 into the Solutia Inc. Non-Employee Director Deferred Compensation Plan.
2. Investment Credits
☐	I elect to invest _____% (in whole %) of my 2009 deferred retainer compensation in the Prime Rate.
☐	I elect to invest _____% (in whole %) of my 2009 deferred retainer compensation into Solutia stock.
•	Note that this election shall be irrevocable and any amounts deferred into company stock will be paid in stock.

Beneficiary Designation
I hereby designate the following Beneficiary(ies) to receive any benefit payable under the Plan in the event of my death:
Note: Your primary beneficiary(ies) receives benefits payable upon your death and shares equally unless you specify otherwise. Your contingent beneficiary(ies) receives benefits if no primary beneficiary is living. Revised designations are effective only if received by the Company prior to your death.

Social
	Security			% of
Beneficiary Name and Address	No.	Relationship	DOB	Benefit		Primary	Contingent
1.			/ /		%	☐	☐

2.			/ /		%	☐	☐

3.			/ /		%	☐	☐

4.			/ /		%	☐	☐
Your Authorization and Certification
I understand that the Solutia Inc. Non-Employee Director Deferred Compensation Plan is subject to Internal Revenue Code Section 409A, as added by the American Jobs Creation Act of 2004. If it is determined that either the Plan or my election is not in compliance with Section 409A, I understand my election may be cancelled and my account balance may be distributed in a manner that complies with, or mitigates the adverse tax consequences of, Section 409A.

Signature:	Date:

Please keep a copy for your records and return the original of this completed form in the enclosed envelope to Solutia Inc. by December 15, 2008.